UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  May 21, 2007
                 (Date of Report, date of earliest event reported)

                           OBN HOLDINGS, INCORPORATED
               (Exact name of registrant as specified in its charter)


          NEVADA                   333-108300                  81-0592921
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


            8275 South Eastern Ave., Suite 200; Las Vegas, Nevada 89123
                    (Address of principal executive offices)

                                 (702) 938-0467
                           (Issuer's telephone number)


             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

With a record date of May 28, 2007 (the "Record Date"), the Board of Directors (the "Board") of OBN Holdings, Inc. (the "Company") resolved, in accordance with Section 78.207 of the Nevada Revised Statutes: Chapter 78, as amended, to effect a one-for-ten reverse stock split of its common stock. Any fractional share shall be rounded up to one share.

Due to an administrative oversight, which has been corrected, the NASD was not notified ten days prior to the Record Date.

Effective the open of business on June 11, 2007, OBN Holdings, Inc. will begin trading under the new stock symbol "OBNI".

A copy of the Certificate of Change Pursuant to NRS 78.209 effective as of the Record Date, as filed with the Secretary of State of Nevada, is attached herein as Exhibit 3.1.

Shareholders are required to return their existing share certificates to Atlas Stock Transfer, the Company's transfer agent in exchange for their share certificates representing the Reverse Stock Split.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.      Description
-----------      -----------

Exhibit 3.1      Certificate of Change Pursuant to NRS 78.209


                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OBN HOLDINGS, INCORPORATED
                                                   (Registrant)

Date: May 24, 2007                          /s/ Roger Neal Smith
                                       By:  Roger Neal Smith
                                            President and CEO

[Logo State of Nevada]

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                               Filed in the office of  Document Number
                               /s/ Ross Miller         20070350627-42
                               Ross Miller             Filing Date and Time
                               Secretary of State      05/21/2007 3:02 PM
                               State of Nevada         Entity Number
                                                       C1549-2003
Certificate of Change Pursuant
       to NRS 78.209


USE BLACK INK ONLY - DO NOT HIGHLIGHT     ABOVE SPACE IS FOR OFFICE USE ONLY


               Certificate of Change filed Pursuant to NRS 78.209
                          For Nevada Profit Corporation

1. Name of corporation:
   OBN HOLDINGS, INCORPORATED

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:
   500,000,000 shares of common stock, par value $.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
   500,000,000 shares of common stock, par value $.001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: The issued and outstanding common stock are reverse split on a one-for-ten (1-for-10) basis.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

   Any fractional shares resulting from the reverse stock split shall be rounded up to one share.

7. Effective date of filing (optional):  May 28, 2007

              (must not be less than 90 days after the certificate is filed)

8. Officer Signature: /s/Roger Neal Smith         President
                      -------------------         ---------
                      Signature                   Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filling to be rejected.

This form must be accompanied by appropriate fees.   Nevada Secretary of State
                                                     AM 78.209 2007
                                                     Revised 01/01/2007